UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 7, 2004

Finlay Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25716	13-3492802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Fifth Avenue, New York, New York		10017
(Address of principal executive offices)		(zip code)

Registrant’s Telephone Number, including Area Code: (212) 808-2800

N/A
(Former name or former address, if changed since last report)

Item 5.                                                           Other Events and Required FD Disclosure

On June 7, 2004, Finlay Enterprises, Inc. (the “Company”) and Finlay Fine Jewelry Corporation (“Finlay Jewelry”) issued a press release announcing that their offers to purchase for cash any and all of the Company’s $75 million outstanding principal amount of its 9% Senior Debentures due 2008 and Finlay Jewelry’s $150 million outstanding principal amount of its 8-3/8% Senior Notes due 2008 expired at 12:00 midnight, New York City time, on June 4, 2004, and have not been extended.

The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(a) – (b)                                                      Not applicable.

(c)                                                                                  Exhibits.

The following exhibit is furnished with this Form 8-K:

99.1                           Finlay Enterprises, Inc. press release dated June 7, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY ENTERPRISES, INC.
(Registrant)

Dated: June 7, 2004	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick
Senior Vice President, Treasurer and Chief Financial Officer